Exhibit 24

Power of Attorney

Date:                                                                                                                                               31 January 2005

Parties:                                                                                                                                 Each of the Directors, the Chief Executive Officer and the Group Chief Financial Officer of the National Australia Bank Limited (ABN 12 004 044 937) having its registered office at 24th Floor, 500 Bourke Street, Melbourne, Victoria, Australia being:

(a)                                Mr Graham Kraehe (Chairman)

(b)                               Mr John Stewart (Director, Managing Director and Chief Executive Officer)

(c)                                 Mr Geoffrey Tomlinson (Director)

(d)                                Mr Peter Duncan (Director)

(e)                                 Mr John Thorn (Director)

(f)                                   Mr Malcolm Williamson (Director)

(g)                                Mr Robert Elstone (Director)

(h)                                Mr Paul Rizzo (Director)

(i)                                    Mr Daniel Gilbert (Director)

(j)                                    Ms Jillian Segal (Director)

(k)                                 Mr Michael Chaney (Director)

(l)                                    Mr Michael Ullmer (Director and Group Chief Financial Officer)

(m)                              Mr Ahmed Fahour (Director)

(each a “Donor”).

Operative provisions:

1                                            Each of the Donors party to this power appoints Mr Garry Nolan, Mr David Krasnostein and Mr Craig Semple (“Attorneys”) jointly and each of them severally to be its attorneys. Sample signatures of each of the Attorneys are set out in Schedule 2.

2                                            The Attorneys may do in the name of each of the Donors and on its behalf everything necessary or expedient to:

(a)                                   execute and deliver the documents described in Schedule 1; and

(b)                                  complete blanks and make amendments, alterations or additions to the documents described in (a) considered necessary or desirable by the Attorneys; and

(c)                                   execute and deliver any other documents or do any other acts which are referred to in the documents described in (a) or which are ancillary or related to them, in the absolute discretion of the Attorneys;

(d)                                  appoint one or more substitute attorneys to exercise one or more of the powers given to the Attorneys and to revoke any of those appointments and in this power of attorney “Attorneys” includes a substitute attorney appointed under this clause; and

(e)                                   stamp and register this power of attorney.

3                                          Each Donor declares that all acts, matters and things done by the Attorneys in exercising powers under this power of attorney will be as good and valid as if they had been done by that Donor and agrees to ratify and confirm whatever the Attorneys do in exercising powers under this power of attorney.

4                                          Each Donor declares that a person (including, but not limited to, a firm, body corporate, unincorporated association or authority) who deals with any of the Attorneys in good faith may accept a written statement signed by any of the Attorneys to the effect that this power of attorney has not been revoked as conclusive evidence of that fact.

EXECUTED as a deed

SIGNED, SEALED and DELIVERED	)
by MR GRAHAM KRAEHE	)	/S/ GRAHAM KRAEHE
	)	Signature of authorised person

SIGNED, SEALED and DELIVERED	)
by MR JOHN STEWART	)	/S/ JOHN STEWART
	)	Signature of authorised person

SIGNED, SEALED and DELIVERED	)
by MR GEOFFREY TOMLINSON	)	/S/ GEOFFREY TOMLINSON
	)	Signature of authorised person

SIGNED, SEALED and DELIVERED	)
by MR PETER DUNCAN	)	/S/ PETER DUNCAN
	)	Signature of authorised person

SIGNED, SEALED and DELIVERED	)
by MR JOHN THORN	)	/S/ JOHN THORN
	)	Signature of authorised person

SIGNED, SEALED and DELIVERED	)
by MR MALCOLM WILLIAMSON	)	/S/ MALCOLM WILLIAMSON
	)	Signature of authorised person

SIGNED, SEALED and DELIVERED	)
by MR ROBERT ELSTONE	)	/S/ ROBERT ELSTONE
	)	Signature of authorised person

SIGNED, SEALED and DELIVERED	)
by MR PAUL RIZZO	)	/S/ PAUL RIZZO
	)	Signature of authorised person

SIGNED, SEALED and DELIVERED	)
by MR DANIEL GILBERT	)	/S/ DANIEL GILBERT
	)	Signature of authorised person

SIGNED, SEALED and DELIVERED	)
by MS JILLIAN SEGAL	)	/S/ JILLIAN SEGAL
	)	Signature of authorised person

SIGNED, SEALED and DELIVERED	)
by MR MICHAEL CHANEY	)	/S/ MICHAEL CHANEY
	)	Signature of authorised person

SIGNED, SEALED and DELIVERED	)
by MR MICHAEL ULLMER	)	/S/ MICHAEL ULLMER
	)	Signature of authorised person

SIGNED, SEALED and DELIVERED	)
by MR AHMED FAHOUR	)	/S/ AHMED FAHOUR
	)	Signature of authorised person

Schedule 1

1                                           Form S-8 Registration Statement to be filed with the U.S. Securities and Exchange Commission (the “SEC”) under the U.S. Securities Act of 1933 (the “Act”) for the purpose of registering securities of National Australia Bank Limited (the “Bank”) and/or plan interests to be offered to employees of the Bank and its subsidiaries.

2                                           Form F-6 Registration Statement to be filed with the SEC under the Act for the purpose of registering depositary shares evidenced by American Depositary Receipts issued by The Bank of New York, as Depositary, against the deposit of the securities of the Bank.

Schedule 2

/S/ GARRY NOLAN

Mr Garry Nolan
Company Secretary

/S/ DAVID KRASNOSTEIN

Mr David Krasnostein
Chief General Counsel

/S/ CRAIG SEMPLE

Mr Craig Semple
General Counsel, Corporate Advisory and Capital Markets